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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 26 2002




                                PG&E Corporation
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             (Exact Name of Registrant as Specified in its Charter)



               California                 1-12609             94-3234914
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     (State or other Jurisdiction       (Commission          (IRS Employer
         of Incorporation)              File Number)        Identification No.)




                                PG&E Corporation
                       One Market, Spear Tower, Suite 2400
                         San Francisco, California 94105
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               (Address of principal executive offices) (Zip Code)


                                 (415) 267-7000
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              (Registrant's telephone number, including area code)

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Item 5. Other Events

     As previously disclosed, in November 2001 and March 2002, PG&E Corporation amended its March 1, 2001 Credit Agreement (as amended, the "Old Credit Agreement") with General Electric Capital Corporation ("GECC") and Lehman Commercial Paper Inc. ("LCPI") and their assignees (collectively, the "Existing Lenders"). The amendments provided PG&E Corporation the option to extend the original $1 billion aggregate term loan credit facility for two one-year periods so that the maturity date could be extended until as late as March 2, 2006, contingent upon PG&E Corporation making a principal repayment of $308 million by June 3, 2002. On June 3, 2002, PG&E Corporation made the principal repayment of $308 million, utilizing current working capital and reducing the principal balance outstanding under the Old Credit Agreement to $692 million.

     On June 25, 2002, PG&E Corporation entered into an Amended and Restated Credit Agreement (the "New Credit Agreement") with GECC (the "Tranche A Lender") and LCPI, and the lenders party thereto (collectively, the "Tranche B Lenders") which amended and restated the Old Credit Agreement. The New Credit Agreement provides for loans in two tranches. The Tranche A has a principal amount of $600 million (the "Tranche A Loan"), representing the $692 million outstanding under the Old Credit Agreement less $92 million that has been converted to a Tranche B Loan. The Tranche B consists of the $92 million converted loan plus $328 million of new borrowings, for a total of $400 million (the "Tranche B Loan"). The Tranche A Loan will continue to have the same maturity date and extension provisions as the Old Credit Agreement. The Tranche B loan will mature on the earlier of (1) September 2, 2006, or (2) the date of any spin-off of the shares of PG&E National Energy Group, Inc. ("NEG, Inc."), by its indirect parent, PG&E Corporation. The Tranche A Loan and the Tranche B Loan are collectively referred to as the "Loans."

     The Tranche A Loan continues to be secured by a first priority lien on (1) PG&E Corporation's equity interest in PG&E National Energy Group, LLC, a Delaware limited liability company ("NEG LLC"and together with its direct and indirect subsidiaries, the "NEG Group"), (2) NEG LLC's equity interest in NEG, Inc., and (3) certain cash interest reserves. The Tranche B Loan is secured by a second priority lien on the equity interests in NEG LLC and NEG, Inc. and by a first priority lien on certain other cash interest reserves. In addition, the Tranche B Loan is subordinated to the Tranche A Loan.

     PG&E Corporation issued to the lenders warrants to purchase approximately
2.4 million shares of common stock of PG&E Corporation at an exercise price of $0.01 per share ("Warrants").

     As previously disclosed, in connection with the Old Credit Agreement, affiliates of the Existing Lenders received an option to purchase 3 percent of the shares of NEG, Inc., determined on a fully diluted basis, at an exercise price of $1.00. The option may be exercised at any time until 45 days after the full repayment of the Tranche A Loan. In addition, under the Old Credit Agreement, PG&E Corporation's exercise of each of its one-year extensions of the loan was

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conditioned upon NEG LLC granting affiliates of the Existing Lenders an additional option to purchase one percent of the common stock of NEG, Inc., determined on a fully-diluted basis, at an exercise price of $1.00 per share. As a result of the New Credit Agreement, the one percent has been reduced to approximately .87 percent of the common stock of NEG, Inc. (reflecting the reduction in the principal amount of the Tranche A Loan to $600 from the $692 million in loans outstanding under the Old Credit Agreement). The option may be exercised at any time from the relevant extension date until 45 days after full repayment or maturity of the Tranche A Loan.

     NEG LLC has the right to call the option after repayment of the Tranche A Loan in full at a cash purchase price equal to the fair market value of the underlying shares, or, at the election of NEG LLC if an initial public offering of the shares of NEG, Inc. ("IPO") has occurred, by delivering the underlying shares. If an IPO has not occurred prior to repayment of the Tranche A Loan in full, the holders of the option have the right to require NEG LLC or PG&E Corporation to repurchase the option at a purchase price equal to the fair market value of the underlying shares (the "Put Price"), which right is exercisable at any time after the earlier of full repayment of the Tranche A Loan or 45 days before expiration of the option. In addition to the grant of the additional option, PG&E Corporation must pay a fee of 3 percent of the then-outstanding balance of the Tranche A Loan as a condition for PG&E Corporation's exercise of each of the one-year extensions.

     The New Credit Agreement contains certain limitations on the ability of PG&E Corporation and certain of its subsidiaries to grant liens, consolidate, merge, purchase or sell assets, declare or pay dividends, incur indebtedness or make advances, loans and investments. However, the New Credit Agreement does not limit (1) PG&E Corporation's ability to spin-off its subsidiary, Pacific Gas and Electric Company (the "Utility"), substantially in accordance with the Utility's plan of reorganization proposed in the Utility's bankruptcy case pending in the U.S. Bankruptcy Court for the Northern District of California, (2) the ability of the members of the NEG Group to grant liens, purchase or sell assets, make investments and incur indebtedness in accordance with NEG, Inc.'s business plan, or (3) PG&E Corporation's ability to make investments in the Utility to the extent required by law or regulatory requirements.

     The New Credit Agreement also generally requires mandatory prepayments of the Loans with the net cash proceeds from incurrence of indebtedness, issuance or sale of equity and sales of assets, the receipt of condemnation or insurance proceeds, and distributions or dividends paid to PG&E Corporation; provided however, that (1) PG&E Corporation may make investments in the Utility with cash proceeds from equity sales or issuances to the extent required by law or regulatory requirements, (2) the NEG Group may use such proceeds, or hold such proceeds in cash, to purchase assets or make investments in accordance with NEG Inc.'s business plan, except that proceeds of an IPO must be used to the extent required to repay the Tranche A Loan. Any mandatory prepayments of the Loans will be applied first to the principal amount of the Tranche A Loan, and after the Tranche A Loan is paid in full, to the principal amount of the Tranche B Loan.

     The New Credit Agreement also requires PG&E Corporation to maintain an interest reserve account for each of the Tranche A Loan and the Tranche B Loans in an amount equal to one year's interest.

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     A breach of any covenants would entitle the lenders to declare the Loans to be due and payable. The covenants include requirements that (1) NEG, Inc.'s unsecured long term debt have a credit rating of at least BBB - by Standard & Poor's or Baa3 by Moody's Investors Service, Inc., (2) the ratio of fair market value of NEG, Inc. to the aggregate amount of principal then outstanding under the Loans be not less than 2 to 1, and (3) PG&E Corporation maintain cash or cash equivalents (including amounts held in the interest reserves) of either 15 percent or 10 percent (depending upon when applicable) of the total principal amount of the Loans outstanding plus the principal amount of the Notes (as described below).

     Concurrent with the refinancing described above, on June 25, 2002, PG&E Corporation issued $280 million aggregate principal amount of 7.50% Convertible Subordinated Notes due June 30, 2007 ("Notes"), in a private offering. The Notes are unsecured and are subordinate to the Loans. PG&E Corporation will pay interest on the Notes semi-annually at a rate of 7.50 percent per year. PG&E Corporation has the right, subject to certain limitations, to pay interest by issuing additional Notes in lieu of paying cash. The New Credit Agreement prohibits PG&E Corporation from paying interest on the Notes (1) for 240 days after receipt by the Note trustee of notice delivered by the administrative agent or the Tranche A Lender stating that a default that would permit acceleration has occurred under the New Credit Agreement or (2) if, after such interest payment, PG&E Corporation's cash and cash equivalents are less than 20 percent of the total principal amount of the Loans outstanding plus the principal amount of the Notes, or 15 percent of such amount upon any extension of the Loans.

     In addition to interest, if PG&E Corporation pays cash dividends to holders of its common stock, Note holders are entitled to receive cash equal to the dividends that would have been paid with respect to the number of shares that the holder would be entitled to receive if the Notes had been converted on the dividend record date. The Notes may be converted by the holders into shares of PG&E Corporation's common stock at a conversion price equal to 119 percent of the volume-weighted average price of the common stock of PG&E Corporation over a 43-day period beginning three days after the closing of the transaction. The conversion price is subject to adjustment under certain circumstances, including upon consummation of any spin off transaction of the Utility as proposed in its plan of reorganization or a spin off of the shares of NEG, Inc.

     Following a Change of Control of PG&E Corporation, as such term is defined in the Note indenture, a Note holder has the right to require PG&E Corporation to repurchase the Note holder's Notes for cash at a price equal to 100 percent of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest.

     PG&E Corporation has agreed to provide, following consummation of a plan of reorganization of the Utility, registration rights in connection with the shares issuable upon conversion of the Notes and exercise of the Warrants.

     The net proceeds of the Loans and the Note issuance will be used to fund corporate working capital, repay certain indebtedness, and fund two interest reserve accounts.

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Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

Exhibit No.    Description of Exhibit

99.1 Indenture, dated as of June 25, 2002, between PG&E Corporation and U.S. Bank, N.A., as Trustee.

99.2 Purchase Agreement, dated as of June 25, 2002, between PG&E Corporation and Lehman Brothers Inc., Jackson Investment Fund Ltd., Citadel Credit Trading Ltd. and Citadel Equity Fund Ltd., as the Purchasers.

99.3 Equity Registration Rights Agreement, dated as of June 25, 2002, between PG&E Corporation, as Issuer, and LB I Group Inc. and each other entity named as the signature pages thereto, as Initial Holders.

99.4 Amended and Restated Credit Agreement, dated as of June 25, 2002, among PG&E Corporation, as Borrower, the Lenders party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Lehman Brothers Inc., as Lead Arranger and Book Manager.

99.5 Amended and Restated LLC Pledge Agreement, dated as of June 25, 2002, by and among PG&E Corporation, as Pledgor, PG&E National Energy Group, LLC, as Issuer, Lehman Commercial Paper Inc., as Administrative Agent and Deutsche Bank Trust Company Americas, as Collateral Agent for the benefit of the Lenders as Pledgee.

99.6 Amended and Restated Stock Pledge Agreement, dated as of June 25, 2002 by and among PG&E National Energy Group, LLC, as Pledgor, PG&E National Energy Group, Inc., as Issuer and Lehman Commercial Paper Inc., as Administrative Agent and Deutsche Bank Trust Company Americas, as Collateral Agent for the benefit of the Lenders as Pledgee.

99.7 Amended and Restated Option Agreement, dated as of June 25, 2002, by and among PG&E National Energy Group, Inc., PG&E Corporation, as Borrower, PG&E National Energy Group LLC and GPSF-F Inc. and LB I Group Inc., as the Initial Holders and each entity named on the signature pages thereto as the Subsequent Holders.

99.8           Intercreditor and Subordination Agreement, dated as of June 25,
               2002.

99.9 Warrant Agreement, dated as of June 25, 2002, by and among PG&E Corporation, LB I Group Inc. and each other entity named on the signature pages thereto.

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99.10          Resale Registration Rights Agreement, dated as of June 25, 2002, between PG&E Corporation as Issuer and the Purchasers identified on the signature pages thereto.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                               PG&E CORPORATION

                                               By: /s/ LINDA CHENG

                                                   __________________________
                                                       LINDA Y.H. CHENG
                                               Corporate Secretary

Dated: June 26, 2002

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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit

99.1 Indenture, dated as of June 25, 2002, between PG&E Corporation and U.S. Bank, N.A., as Trustee.

99.2 Purchase Agreement, dated as of June 25, 2002, between PG&E Corporation and Lehman Brothers Inc., Jackson Investment Fund Ltd., Citadel Credit Trading Ltd. and Citadel Equity Fund Ltd., as the Purchasers.

99.3 Equity Registration Rights Agreement, dated as of June 25, 2002, between PG&E Corporation, as Issuer, and LB I Group Inc. and each other entity named as the signature pages thereto, as Initial Holders.

99.4 Amended and Restated Credit Agreement, dated as of June 25, 2002, among PG&E Corporation, as Borrower, the Lenders party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Lehman Brothers Inc., as Lead Arranger and Book Manager.

99.5 Amended and Restated LLC Pledge Agreement, dated as of June 25, 2002, by and among PG&E Corporation, as Pledgor, PG&E National Energy Group, LLC, as Issuer, Lehman Commercial Paper Inc., as Administrative Agent and Deutsche Bank Trust Company Americas, as Collateral Agent for the benefit of the Lenders as Pledgee.

99.6 Amended and Restated Stock Pledge Agreement, dated as of June 25, 2002 by and among PG&E National Energy Group, LLC, as Pledgor, PG&E National Energy Group, Inc., as Issuer and Lehman Commercial Paper Inc., as Administrative Agent and Deutsche Bank Trust Company Americas, as Collateral Agent for the benefit of the Lenders as Pledgee.

99.7 Amended and Restated Option Agreement, dated as of June 25, 2002, by and among PG&E National Energy Group, Inc., PG&E Corporation, as Borrower, PG&E National Energy Group LLC and GPSF-F Inc. and LB I Group Inc., as the Initial Holders and each entity named on the signature pages thereto as the Subsequent Holders.

99.8           Intercreditor and Subordination Agreement, dated as of June 25,
               2002.

99.9 Warrant Agreement, dated as of June 25, 2002, by and among PG&E Corporation, LB I Group Inc. and each other entity named on the signature pages thereto.

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99.10    Resale Registration Rights Agreement, dated as of June 25, 2002, between PG&E Corporation as Issuer and the Purchasers identified on the signature pages thereto.